Exhibit 10.45.1

AMENDMENT NO. 1

TO

REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT No. 1 TO REGISTRATION RIGHTS AGREEMENT is made as of             , 2014 (this “Amendment”) by and among (i) Commercial Finance Services 1107, LLC, a Delaware limited liability company (“Aurora”), and (ii) EGI-Fund (08-10) Investors, L.L.C., a Delaware limited liability company, and EGI-Fund (11-13) Investors, L.L.C. , a Delaware limited liability company (collectively, “EGI), and amends that certain Registration Rights Agreement, dated as of May 12, 2008 (the “Registration Rights Agreement”), by and among SIRVA, Inc., a Delaware corporation (the “Company), and the other holders of Registrable Common Stock (as defined therein) party thereto. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Registration Rights Agreement.

WHEREAS, the Company plans to consummate a Public Offering;

WHEREAS, in connection with consummation of the Public Offering, the parties wish to amend the Registration Rights Agreement as set forth herein;

WHEREAS, pursuant to Section 15 of the Registration Rights Agreement, the Registration Rights Agreement may be amended as set forth herein if, but only if, written consent of such amendment is obtained from the Holder or Holders (excluding Management Holder) of at least two-thirds of the shares of Registrable Common Stock (excluding shares held by Management Holders) affected by such amendment, modification or waiver;

NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1. Amendments to Registration Rights Agreement. The parties hereby amend the Registration Rights Agreement as follows:

(a) The definition of “Shelf Requesting Holders” shall be amended and restated in its entirety as follows:

“Shelf Requesting Holders” means one or more Holders (other than Management Holders) holding 5% or more of the shares of Registrable Common Stock outstanding on the Shelf Request Date (excluding shares held by Management Holders).

(b) Section 2(a) of the Registration Rights Agreement shall be amended and restated in its entirety as follows:

(a) Shelf Registration. Shelf Requesting Holders may request the Company to file a shelf registration statement (a “Shelf Registration Statement”) pursuant to Rule 415 promulgated under the Securities Act (a “Shelf Registration”) providing for the sale by the

Holders of any or all of the Registrable Common Stock held by such Shelf Requesting Holders (the date of such request, the “Shelf Request Date”) and any or all of the Registrable Common Stock held by other Holders who comply with the requirements of this Section 2(a). Shelf Requesting Holders may make such request at any time after the initial Public Offering of the Company. The Company shall (i) use its best efforts to file, at the earliest practicable date, such Shelf Registration Statement under the Securities Act (the “Shelf Filing Date”) and (ii) use its best efforts to have such Shelf Registration Statement thereafter declared effective by the Commission at the earliest practicable date, but in any event not later than 60 days after the Shelf Filing Date or, if a Shelf Registration Statement is reviewed by the staff of the Commission, not later than 90 days after the Shelf Filing Date; provided, that the Company shall not be required to file a Shelf Registration Statement pursuant to this Section 2(a) until a period of 180 days shall have elapsed from the closing date of the initial Public Offering. Subject to Section 9(b), the Company agrees to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective under Rule 415 of the Securities Act until the earliest to occur of (i) the day after the date on which all of the Registrable Common Stock covered by the Shelf Registration Statement has been sold pursuant to the Shelf Registration Statement or (ii) the first date on which there shall cease to be any Registrable Common Stock covered by such Shelf Registration Statement. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration or by the Securities Act or by any other rules and regulations thereunder for shelf registration, and the Company agrees to furnish to the Holders whose Registrable Common Stock is included in such Shelf Registration Statement copies of any such supplement or amendment promptly after its being issued or filed with the Commission.

Notwithstanding any other provision hereof, no Holder’s Registrable Common Stock shall be included in the Shelf Registration Statement unless and until the Holder furnishes to the Company a fully completed notice and questionnaire substantially in the form attached hereto as Exhibit A (the “Questionnaire”) and such other information in writing as the Company may reasonably request in writing for use in connection with the Shelf Registration Statement and any related application to be filed with or under state securities laws. At least 30 days prior to the filing of the Shelf Registration Statement, the Company will provide to the Holders notice of its intention to file the Shelf Registration Statement, the form of Questionnaire and such other information it reasonably requests. In order to be named as a selling securityholder in the Shelf Registration Statement at the time of effectiveness of the Shelf Registration Statement, each Holder must no later than 20 days following notice by the Company as set forth in the previous sentence, furnish to the Company in writing the completed Questionnaire and such other information requested by the Company and the Company will include information in the completed Questionnaire and such other information, if any, in the Shelf Registration Statement, as necessary and in a manner so that upon effectiveness of the Shelf Registration Statement the Holder will be permitted to deliver the Shelf Registration Statement to purchasers of the Holder’s Registrable Common Stock. From and after the date that the Shelf Registration Statement becomes effective, upon receipt of a completed Questionnaire and such other information that the Company may reasonably request in writing, if any, the Company shall (i) as promptly as practicable after the date on which the Questionnaire is delivered, and in any event within the later of (x) 15 Business Days after receipt of such Questionnaire or (y) 15 Business Days after the expiration of any suspension pursuant to Section 9(b) in effect when the Questionnaire is delivered, file any amendments or supplements to the Shelf Registration Statement necessary for such Holder to be named as a selling securityholder or, if not permitted to name such Holder as a selling securityholder by supplement, file any necessary a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file any amendment or supplement to any document so that such Holder is named as a selling securityholder, and use its reasonable best efforts to cause such post-effective amendment to be declared effective as promptly as practicable; provided that the Company shall not be obligated to file more than one post-effective amendment in any 90-day period.

(c) Sections 6(m) and 6(n) of the Registration Rights Agreement shall be amended and restated in their entirety, and a new Section 6(o) shall be added thereafter, as follows:

(m) if requested by the managing underwriter(s) or the Holders holding a majority of the shares of Registrable Common Stock being sold in connection with an underwritten offering, promptly incorporate in a prospectus supplement or post-effective amendment such information provided to the Company in writing as the managing underwriter(s) and the Holders of a majority of the Registrable Common Stock being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Common Stock, including without limitation, information with respect to the number of shares of Registrable Common Stock being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Common Stock to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(n) cooperate with the Selling Holders of Registrable Common Stock and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Common Stock to be sold and not bearing any restrictive legends; and enable such Registrable Common Stock to be in such share amounts and registered in such names as the managing underwriter(s) or, if none, the Selling Holders holding a majority of the shares of Registrable Common Stock being offered for sale, may request at least three business days prior to any sale of Registrable Common Stock to the underwriters; and

(o) participate, to the extent reasonably requested by the managing underwriter for the offering, in customary efforts to sell Registrable Common Stock to be sold, and cause such steps to be taken to ensure good faith participation of senior management officers of the Company in “road shows’ as is customary.

(d) Section 19 of the Registration Rights Agreement shall be amended and restated in their entirety as follows:

19. Termination of Registration Rights. This Agreement, including, without limitation, the Company’s obligations under Sections 2(a), 3(a) and 4 hereof to register Common Stock for sale under the Securities Act shall terminate on the earlier of (i) the first date on which no shares of Registrable Common Stock are outstanding or (ii) the first date on which all shares of Registrable Securities can be freely sold without any volume limitations under Rule 144 of the Securities Act. Notwithstanding any termination of this Agreement pursuant to this Section 19, the parties’ obligations under Section 5 and Section 10 hereof shall continue in full force and effect.

2. References to the Registration Rights Agreement. From and after the date hereof, all references in the Registration Rights Agreement to “this Agreement,” and to all other words referring to the Registration Rights Agreement (such as “herein,” “hereto,” “herewith” and “hereunder”), shall be deemed to mean and refer to the Registration Rights Agreement, as amended by this Amendment.

3. Effectiveness of Amendment. This Amendment and the terms hereof shall become effective only upon the consummation of the Public Offering.

4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

6. Entire Agreement. This Amendment and the Registration Rights Agreement constitute the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein, and there are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein and therein. This Amendment and the Registration Rights Agreement supersede all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Registration Rights Agreement to be duly executed by as of the date first above-written.

SIRVA, INC.

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

COMMERCIAL FINANCE SERVICES 1107, LLC

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

EGI FUND (08-10) INVESTORS, L.L.C.

By:
Name:
Title: a

EGI FUND (11-13) INVESTORS, L.L.C.

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Registration Rights Agreement]